UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2010

LIGHTBRIDGE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28535	91-1975651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Tysons Boulevard, Suite 550, McLean, VA 22102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  571.730.1200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 23, 2010, Lightbridge Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report on the issuance and sale of an aggregate of 2,069,992 shares of its common stock and warrants to purchase a total of 1,034,996 shares of its common stock pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-162671), which became effective on November 24, 2009.  This amendment is being filed solely to amend the Original Form 8-K to include a corrected Exhibit 5.1 and to include Exhibits 23.1 and 23.2 hereto.  Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Placement Agency Agreement, dated as of July 22, 2010, by and among the Company and William Blair & Company, L.L.C.
4.1*	Form of Common Stock Purchase Warrant
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
5.2*	Opinion of Gary R. Henrie, Esq.
10.1*	Form of Subscription Agreement, dated as of July 22, 2010, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)
23.2	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.2)
99.1*	Press Release dated July 23, 2010

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION
Date: July 23, 2010
	By:	/s/ Seth Grae
Name: Seth Grae
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Placement Agency Agreement, dated as of July 22, 2010, by and among the Company and William Blair & Company, L.L.C.
4.1*	Form of Common Stock Purchase Warrant
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
5.2*	Opinion of Gary R. Henrie, Esq.
10.1*	Form of Subscription Agreement, dated as of July 22, 2010, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)
23.2	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.2)
99.1*	Press Release dated July 23, 2010

* Previously filed.